                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                           AMERICAN BUILDINGS COMPANY

             PURSUANT TO THE OFFER TO PURCHASE DATED APRIL 13, 1999

                                       OF

                             ABCO ACQUISITION CORP.

                     AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF
                            [ONEX CORPORATION LOGO]

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
          TIME, ON MONDAY, MAY 10, 1999, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                            AMERICAN STOCK TRANSFER
                                & TRUST COMPANY

                             Facsimile Copy Number:
                                 (718) 234-5001

                             Confirm by Telephone:
                                 (718) 921-8200

                             For Information Call:
                                 (718) 921-8200

     By First Class Mail, by Express Mail or Overnight Courier, or by Hand:

                            American Stock Transfer
                                & Trust Company
                                 40 Wall Street
                                   46th Floor
                               New York, NY 10005

                            ------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders of American Buildings Company (the "Company") if certificates representing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders whose stock certificates are not immediately available or who cannot deliver their stock certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution:
  ------------------------------------------------------------------------------

  Account Number:
  ------------------------------------------------------------------------------

  Transaction Code Number:
  ------------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s):
   -----------------------------------------------------------------------------

   Window Ticket No. (if any):
   -----------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
   -----------------------------------------------------------------

   Name of Institution which Guaranteed Delivery:
   ----------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                 STOCK CERTIFICATE(S) AND SHARE(S) TENDERED
             APPEAR(S) ON STOCK CERTIFICATE(S)                          (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL NUMBER
                                                                                      OF SHARES
                                                                    STOCK           EVIDENCED BY          NUMBER OF
                                                                 CERTIFICATE            STOCK              SHARES
                                                                NUMBER(S)(*)       CERTIFICATE(S)        TENDERED**
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                                Total Shares
------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by stockholders delivering Shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each stock certificate delivered to the
    Depositary are being tendered hereby. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------

     The name(s) and address(es) of the registered holder(s) should be printed, if not already printed above, exactly as they appear on the certificate(s) representing the Shares tendered hereby. The certificates and number of Shares that the undersigned wishes to tender should be indicated in the appropriate box.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to ABCO Acquisition Corp., a Delaware corporation ("Purchaser"), a wholly-owned subsidiary of ABCO Holdings Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Onex Corporation, an Ontario corporation, the above-described shares of Common Stock, par value $.01 per share (the "Shares"), of American Buildings Company, a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase all outstanding Shares at a purchase price of $36 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 13, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended and supplemented from time to time, constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and any and all other Shares or other securities issued or issuable in respect thereof on or after April 7, 1999 (each a "Distribution") and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver stock certificates (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares (and any Distributions) for transfer on the books of the Company and
(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby irrevocably appoints designees of Purchaser as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole judgment deem proper, with respect to all of the Shares tendered hereby and any Distributions which have been accepted for payment by Purchaser prior to the time of any vote or other action at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting) or otherwise. This power of attorney and proxy are irrevocable, are coupled with an interest in the Shares tendered hereby and any Distributions, and are granted in consideration of, and effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and any Distributions), and no subsequent proxies will be given or written consents executed by the undersigned (and if given or executed, will not be deemed effective).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distributions). All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby. The undersigned acknowledges that no interest will be paid on the purchase price for tendered Shares regardless of any extension of the Offer or any delay in making such payment.

     Unless otherwise indicated in the box entitled "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any stock certificates evidencing any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and return any stock certificates evidencing any Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of any Shares purchased and return any stock certificates evidencing any Shares not tendered or not purchased in the name(s) of, and mail said check and stock certificates to, the person(s) so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at the Book-Entry Transfer Facility as such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned acknowledges that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased or stock certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at a Book-Entry Transfer Facility other than that designated above.

   Issue:  [ ] Check  [ ] Stock Certificate(s) to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                                   (ZIP CODE)

          ------------------------------------------------------------
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

   [ ] Credit Shares delivered by book-entry transfer and not purchased to the account set forth below:

          ------------------------------------------------------------
                                (ACCOUNT NUMBER)
          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased or stock certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under the undersigned's signature.

   Mail:  [ ] Check  [ ] Stock certificate(s) to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                                   (ZIP CODE)

          ------------------------------------------------------------
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

          ------------------------------------------------------------

                                   IMPORTANT
                            STOCKHOLDERS: SIGN HERE
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)
(Signature(s) of Holder(s))
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:
--------------------------- , 1999

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
               -----------------------------------------------------------------

Address:
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.:
                       ---------------------------------------------------------

Taxpayer Identification or Social Security No.:
                                  ----------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

Authorized Signature:
                ----------------------------------------------------------------

Name: --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Title:
     ---------------------------------------------------------------------------

Name of Firm:
           ---------------------------------------------------------------------

Address:
       -------------------------------------------------------------------------

Area Code and Telephone No.:
                       ---------------------------------------------------------

Dated:
--------------------------- , 1999

                                  INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution"), unless the Shares tendered thereby are tendered (i) by the registered holder(s) of such Shares who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. If stock certificates are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or certificates evidencing unpurchased Shares are to be issued or returned to, a person other than the registered owner or owners, then the tendered stock certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the stock certificates, with the signatures on the stock certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND STOCK CERTIFICATES. This Letter of Transmittal is to be used either if stock certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if the delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), or an Agent's Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). Stockholders who cannot deliver their stock certificates and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) the stock certificates for all tendered Shares, in proper form for tender, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), or an Agent's Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days (as defined in Section 3 of the Offer to Purchase) after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, STOCK CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. By execution of this Letter of Transmittal (or a manually signed facsimile thereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the stock certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any stock certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new stock certificate for the remainder of the Shares represented by the old stock certificate will be sent to the person(s) signing this Letter of

Transmittal, unless otherwise provided in the box entitled "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by stock certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the stock certificates without alteration, enlargement or any other change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different stock certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of stock certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of stock certificate(s) or separate stock powers are required, unless payment of the purchase price is to be made to, or stock certificate(s) evidencing Shares not tendered or not purchased are to be returned to or issued in the name of, any person other than the registered holder(s). Signatures on any such stock certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the stock certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such stock certificate(s). Signature(s) on any such stock certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any stock certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

     6. STOCK TRANSFER TAXES. Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or stock certificates evidencing Shares not tendered or not purchased are to be returned to, or issued in the name of, any person other than the registered holder(s) of such Shares, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE STOCK CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued, or any stock certificates evidencing Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any stock certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility.

     8. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     9. WAIVER OF CONDITIONS. Except in certain circumstances where the Company's consent is required, in the case of any Shares tendered hereby the conditions of the Offer may be waived by Purchaser, in whole or in part, at any time and from time to time in Purchaser's sole discretion.

     10. SUBSTITUTE FORM W-9. The tendering holder of Shares is required to provide the Depositary with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided below, unless an exemption applies. In the case of such a holder who has completed the box entitled "Special Payment Instructions," however, the correct TIN on Substitute Form W-9 should be provided for the recipient of the payment pursuant to such instructions. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder of Shares to a $50 penalty and to 31% federal income tax backup withholding on the payment of the purchase price for the Shares.

     11. FOREIGN HOLDERS. Foreign holders must submit a completed IRS Form W-8 to avoid backup withholding. IRS Form W-8 may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

     12. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its address and telephone numbers set forth on the back cover of the Offer to Purchase. Additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from the Information Agent or from brokers, dealers, commercial banks and trust companies.

     THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE COPY HEREOF), OR AN AGENT'S MESSAGE IN THE CASE OF A BOOK-ENTRY TRANSFER, TOGETHER WITH STOCK CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a holder of Shares whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payor) with such holder's correct TIN on Substitute Form W-9 below. The holder of Shares must also state that (i) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding. If the Depositary is not provided with the correct TIN, the holder of Shares may be subject to a $50 penalty imposed by the Internal Revenue Service and payments made to such holder may be subject to backup withholding.

     Certain holders of Shares (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the holder of Shares. Backup withholding is not an additional tax. Rather, the tax withheld pursuant to backup withholding rules will be available as a credit against such holder's tax liabilities. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such stockholder is awaiting a TIN) and that (i) such holder is exempt from backup withholding, (ii) such holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to backup withholding (see Part 2 of Substitute Form W-9).

WHAT NUMBER TO GIVE THE DEPOSITARY

     If the holder of Shares is an individual, the correct TIN is his or her social security number. In other cases, the correct TIN may be the employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering holder of Shares has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I of the Substitute Form W-9 and the Depositary is not provided with a TIN within 30 days, the Depositary may withhold 31% of all payments of the purchase price to such holder until a TIN is provided to the Depositary.

------------------------------------------------------------------------------------------------------------------------
                                 PAYOR'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY
------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                   PART I--Taxpayer Identification Number. For all                     PART III--
  FORMW-9                      accounts, enter taxpayer identification number in the         -----------------------
                               box at right. (For most individuals, this is your social      SOCIAL SECURITY NUMBER
                               security number. If you do not have a number, see           OR ------------------------
                               OBTAINING A NUMBER in the enclosed Guidelines.) Certify   EMPLOYER IDENTIFICATION NUMBER
                               by signing and dating below. NOTE: If the account is in          (IF AWAITING TIN
                               more than one name, see chart in the enclosed Guidelines       WRITE "APPLIED FOR")
                               to determine which number to give the payor.
                             -------------------------------------------------------------------------------------------

 Department of the
  Treasury, Internal           PART II--For Payees exempt from backup withholding, see the enclosed Guidelines and
  Revenue Service              complete as instructed therein.
  PAYOR'S REQUEST FOR
  TAXPAYER IDENTIFICATION      -----------------------------------------------------------------------------------------
      NUMBER ("TIN")           CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                               (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
                               (2) I am not subject to backup withholding either because (a) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding.
------------------------------------------------------------------------------------------------------------------------

   CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
   SIGNATURE:
------------------------------------------------------------------------------------------------------------------------
   DATE:
------------------------------------------------------------------------------------------------------------------------
   NAME:
------------------------------------------------------------------------------------------------------------------------
   ADDRESS:
------------------------------------------------------------------------------------------------------------------------
   CITY-STATE-ZIP:
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

--------------------------------------------------------------------------------------------------
                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration
 Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not
 provide a correct TIN to the Depositary within 30 days, 31% of all reportable payments made to me pursuant to the Offer may be withheld.
  Signature: ______________________________________________________ Date: ---------------------
--------------------------------------------------------------------------------------------------

     If you have any questions regarding the Offer, please contact the Information Agent.

                    The Information Agent for the Offer is:

                               MORROW & CO., INC.
                           445 Park Avenue, 5th Floor
                            New York, New York 10022
                     Banks and Brokerage Firms Please Call:
                                 (800) 662-5200

                           Stockholders Please Call:
                                 (800) 566-9061